              PROSPECTUS
              NOVEMBER 25, 1996

              Dean Witter Convertible Securities Trust (the "Fund") is an open-end diversified management investment company whose investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. It seeks to achieve its investment objective by investing principally in "convertible securities," that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. INVESTORS SHOULD CAREFULLY CONSIDER THE RELATIVE RISKS OF INVESTING IN HIGH YIELD SECURITIES, WHICH ARE COMMONLY KNOWN AS JUNK BONDS. BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD ALSO BE COGNIZANT OF THE FACT THAT SUCH SECURITIES ARE NOT GENERALLY MEANT FOR SHORT-TERM INVESTING AND SHOULD ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. (see "Investment Objective and Policies").

               Shares of the Fund are continuously offered at net asset value without the imposition of a sales charge. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. (See "Redemptions and Repurchases--Contingent Deferred Sales Charge.") In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 1% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. (See "Purchase of Fund Shares--Plan of Distribution.")

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated November 25, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

     DEAN WITTER DISTRIBUTORS INC.
     DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/3
Financial Highlights/4
The Fund and its Management/5
Investment Objective and Policies/5
  Risk Considerations/6
Investment Restrictions/12
Purchase of Fund Shares/13
Shareholder Services/15
Redemptions and Repurchases/18
Dividends, Distributions and Taxes/20
Performance Information/21
Additional Information/22
Appendix--Ratings of Investments/23

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    Convertible Securities Trust
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end
Fund                diversified management investment company investing principally in corporate securities that can be converted into common stock.
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 22).
------------------------------------------------------------------------------------------------------------------------------------
Offering            At net asset value without sales charge (see page 13). Shares redeemed within six years of purchase are subject
Price               to a contingent deferred sales charge under most circumstances (see page 18).
------------------------------------------------------------------------------------------------------------------------------------
Minimum             Minimum initial investment, $1,000 ($100 if the account is opened through EasyInvestSM); minimum subsequent
Purchase            investment, $100 (see page 13).
------------------------------------------------------------------------------------------------------------------------------------
Investment          The investment objective of the Fund is to seek a high level of total return on its assets through a combination
Objective           of current income and capital appreciation. It seeks to achieve this objective by investing principally in
                    "convertible securities," that is bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock.
------------------------------------------------------------------------------------------------------------------------------------
Investment          Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund and its wholly-owned
Manager             subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with assets of approximately $88.1 billion at October 31, 1996 (see page 5).
------------------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 0.60 of 1% of the Fund's net assets not
Fee                 exceeding $750 million, scaled down at various asset levels to 0.425 of 1% of the Fund's daily net assets exceeding $3 billion, determined as of the close of each business day. (see page 5).
------------------------------------------------------------------------------------------------------------------------------------
Dividends and       Income dividends paid quarterly; Capital gains, if any, paid at least once per year. Dividends and capital gains
Capital Gains       distributions automatically reinvested in additional shares at net asset value (without sales charge), unless
Distributions       the shareholder elects to receive cash. (see page 20).
------------------------------------------------------------------------------------------------------------------------------------
Distributor         Dean Witter Distributors Inc. (the "Distributor"). The Distributor receives from the Fund a distribution fee, accrued daily and payable monthly, at the rate of 1% per annum of the lesser of (i) the Fund's average daily aggregate net sales or (ii) the Fund's average daily net assets. This fee compensates the Distributor for the services provided in distributing shares of the Fund and for sales-related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges (see pages 14 and 18).
------------------------------------------------------------------------------------------------------------------------------------
Redemption--        Shares are redeemable by the shareholder at net asset value. An account may be involuntarily redeemed if the
Contingent          total value of the account is less than $100 or, if the account was opened through EasyInvestSM, if after twelve
Deferred Sales      months the shareholder has invested less than $1,000 in the account. Although no commission or sales load is
Charge              imposed upon the purchase of shares, a contingent deferred sales charge (scaled down from 5% to 1%) is imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see pages 18-20).
------------------------------------------------------------------------------------------------------------------------------------
Tax-Sheltered       You can take advantage of tax benefits for personal retirement accounts by investing in the Fund through an IRA
Retirement          (Individual Retirement Account) or Custodial Account under Section 403(b) (7) of the Internal Revenue Code (see
Plans               page 16).
------------------------------------------------------------------------------------------------------------------------------------
Risks               The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. Emphasis on convertible securities will result in price fluctuations of the Fund's portfolio securities with varying interest rates and with changes in the prices of the common stocks associated with their conversion rights. In addition, the investor is directed to the discussions of corporate fixed-income securities
                    (certain of which may be lower rated securities commonly known as "junk bonds" or securities which are unrated by recognized rating agencies), "enhanced" and "synthetic" convertible securities, when-issued and delayed delivery securities and forward commitments, when, as and if issued securities, options, futures contracts, foreign securities, repurchase agreements, and options on futures (see pages 6 - 11).
------------------------------------------------------------------------------------------------------------------------------------


  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
       IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended September 30, 1996.

SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases...................  None
Maximum Sales Charge Imposed on Reinvested Dividends........  None
Deferred Sales Charge
  (as a percentage of the lesser of original purchase price
   or redemption proceeds)..................................  5.0%
      A deferred sales charge is imposed at the following
      declining rates:

YEAR SINCE PURCHASE
PAYMENT MADE                                                  PERCENTAGE
------------------------------------------------------------  ----------
First.......................................................     5.0%
Second......................................................     4.0%
Third.......................................................     3.0%
Fourth......................................................     2.0%
Fifth.......................................................     2.0%
Sixth.......................................................     1.0%
Seventh and thereafter......................................     None

Redemption Fee..............................................   None
Exchange Fee................................................   None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
 NET ASSETS)
------------------------------------------------------------
Management Fee..............................................  0.60%
12b-1 Fees*.................................................  1.00%
Other Expenses..............................................  0.29%
Total Fund Operating Expenses...............................  1.89%

------------
* A PORTION OF THE 12B-1 FEE EQUAL TO 0.25% OF THE FUND'S AVERAGE DAILY NET ASSETS IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES. (SEE "PURCHASE OF FUND SHARES")

                                                                       10
EXAMPLE                                   1 year   3 years  5 years   years
----------------------------------------  -------  -------  -------  -------
You would pay the following expenses on
 a $1,000 investment, assuming (1) 5%
 annual return and (2) redemption at the
 end of each time period:...............  $   69   $   89   $  122   $  221
You would pay the following expenses on
 the same investment, assuming no
 redemption:............................  $   19   $   59   $  102   $  221

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                            FOR THE YEAR ENDED SEPTEMBER 30
                                ----------------------------------------------------------------------------------------
                                 1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
                                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
PER SHARE OPERATING
 PERFORMANCE:
  Net asset value, beginning
   of period..................  $11.67   $ 10.75  $ 10.62  $  8.92  $  8.67  $  7.65  $ 9.68   $  8.63  $12.42   $ 11.22
                                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Net investment income.......    0.55      0.60     0.42     0.37     0.34     0.37    0.46      0.48    0.38      0.48
  Net realized and unrealized
   gain (loss)................    1.12      0.82     0.11     1.67     0.15     1.05   (2.06 )    1.20   (2.87 )    1.59
                                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total from investment
   operations.................    1.67      1.42     0.53     2.04     0.49     1.42   (1.60 )    1.68   (2.49 )    2.07
                                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Less dividends and
   distributions from:
    Net investment income.....   (0.62 )   (0.50)   (0.40)   (0.34)   (0.24)   (0.40)  (0.43 )   (0.63)  (0.23 )   (0.46)
    Net realized gain.........     -0-       -0-      -0-      -0-      -0-      -0-     -0-       -0-   (1.07 )   (0.41)
                                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Total dividends and
   distributions..............   (0.62 )   (0.50)   (0.40)   (0.34)   (0.24)   (0.40)  (0.43 )   (0.63)  (1.30 )   (0.87)
                                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
  Net asset value, end of
   period.....................  $12.72   $ 11.67  $ 10.75  $ 10.62  $  8.92  $  8.67  $ 7.65   $  9.68  $ 8.63   $ 12.42
                                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
TOTAL INVESTMENT RETURN+......  14.70%    13.68%    5.02%   23.22%    5.69%   18.93%  (16.93)%  20.20%  (19.79)%  19.21%
RATIOS TO AVERAGE NET ASSETS:
  Expenses....................   1.89%     1.96%    1.93%    1.93%    1.92%    1.92%   1.88%     1.76%   1.79%     1.62%
  Net investment income.......   4.78%     5.24%    3.68%    3.44%    3.43%    4.34%   4.96%     4.93%   3.87%     3.85%
SUPPLEMENTAL DATA:
  Net assets, end of period,
   in millions................    $234      $185     $190     $208     $218     $297    $413      $822  $1,073    $2,029
  Portfolio turnover rate.....    171%      138%     184%     221%     145%     133%     92%      167%    472%      572%
  Average commission rate
   paid.......................  $0.0581       --       --       --       --       --      --        --      --        --

------------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
  ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Convertible Securities Trust (the "Fund") is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on May 21, 1985.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, 30 of which are listed on the New York Stock Exchange, with combined total net assets of approximately $85.1 billion as of October 31, 1996. The Investment Manager also manages and advises managers of portfolios of pension plans, other institutions and individuals which aggregated approximately $3 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.60% of the portion of the daily net assets not exceeding $750 million, scaled down at various asset levels to 0.425% of the portion of the daily net assets exceeding $3 billion. For the fiscal year ended September 30, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.60% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.89% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to seek a high level of total return on its assets through a combination of current income and capital appreciation. There is no assurance that this objective will be achieved. It is a fundamental policy of the Fund and cannot be changed without shareholder approval. The following policies may be changed by the Trustees of the Fund without shareholder approval.

    (1) The Fund will normally invest at least 65% of its total assets (taken at current value) in "convertible securities," i.e., securities (bonds, debentures, corporate notes, preferred stocks and other securities) which are convertible into common stock. Securities received upon conversion may be retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. The Fund is not required to sell these securities for the purpose of assuring that 65% of its assets are invested in convertible securities.

    (2) The Fund may invest up to 35% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in this Prospectus) in any combination and quantity of the following securities: (a) common stock; (b) nonconvertible preferred stock; (c) nonconvertible corporate debt securities;
(d) options on debt and equity securities; (e) financial futures contracts and related options thereon; and (f) money market instruments.

    (3) Notwithstanding paragraphs (1) and (2) above, when market conditions dictate a "defensive" investment strategy, the Fund may invest without limit in money market instruments, including commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks or domestic branches of foreign banks, or foreign branches of domestic banks, in each case having total assets of at least $500 million, and obligations issued or guaranteed by the United States Government, or foreign governments or their respective instrumentalities or agencies.

    The Fund may invest in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or BBB or lower by Standard & Poor's Corporation ("S&P"). Fixed-income securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments. Furthermore, the Fund does not have any minimum quality rating standard for its investments. As such, the Fund may invest in securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or C1 by S&P. Fixed-income securities rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C1 by S&P, their lowest bond rating, are no longer making interest payments.

    Non-rated securities are also considered for investment by the Fund when the Investment Manager believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, makes them appropriate investments for the Fund.

    A general description of Moody's and S&P's ratings is set forth in the Appendix at the end of this Prospectus.

RISK CONSIDERATIONS

    CONVERTIBLE SECURITIES. The Fund will seek to meet its investment objective by investing primarily in convertible securities in accordance with the above-stated policies. Investments in these securities can provide a high level of total return by virtue of their affording current income through interest and dividend payments and because of the opportunity they provide for capital appreciation by virtue of their convertibility into common stock. The Fund may invest in investment grade convertible securities which are rated within the four highest categories by recognized rating agencies; i.e., S & P and Moody's, as well as in such securities which are lower rated or which are not rated by such agencies. See the Statement of Additional Information for a discussion of S&P and Moody's ratings.

    Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

    The Fund may invest up to 25% of its total assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder. Enhanced convertible securities may be more volatile than traditional convertible securities due to the mandatory conversion feature.

    The Fund also may invest up to 10% in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

    "Synthetic" convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the Fund's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Fund to obtain market quotations based on actual trades, for purposes of valuing the Fund's portfolio securities.

    The Fund may invest without limitation in "exchangeable" convertible bonds and convertible preferred stock which are issued by one company, but convertible into the common stock of a different publicly traded company. These securities generally have liquidity trading and risk characteristics similar to traditional convertible securities noted above.

    ZERO COUPON SECURITIES. A portion of the securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    CORPORATE FIXED-INCOME SECURITIES. In order to generate the current income needed to achieve its investment objective, the Fund may invest in investment grade nonconvertible fixed-income securities as well as in such securities which are in the lower rating categories of S & P and Moody's or which are not rated by such agencies. Such investments may be deemed speculative in nature.

    The ratings of fixed-income securities by Moody's and S & P are a generally accepted barometer of credit risk. The Investment Manager will primarily rely upon such ratings in assessing the creditworthiness of the issuers of the securities it purchases. Nevertheless, the Investment Manager takes into account in its security selection process the fact that credit ratings evaluate the safety of a security's continuing payments of principal and interest, rather than the risk of decline in its market value. Moreover, as credit rating agencies may fail to make timely changes in their credit ratings to reflect changing circumstances and events, the Investment Manager will continuously monitor the issuers of the lower-rated securities held in the Fund's portfolio to determine whether these issuers have sufficient cash flow and profits to meet required principal and interest payments.

    All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

    FOREIGN SECURITIES. The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 10% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies held by the Fund. Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. If the antic-ipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities", which under current policy may not exceed 15% of the Fund's net assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

    RIGHTS AND WARRANTS. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    LOWER-RATED SECURITIES. Because of the special nature of the Fund's investments in lower rated securities (certain lower rated securities in which the Fund may invest are commonly known as junk bonds), the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. For example, as the lower rated securities market is relatively new, its growth had paralleled a long economic expansion and, until recently, it had not faced adverse economic and market conditions. Therefore, an economic downturn or increase in interest rates is likely to have a negative effect on this market and on the value of the lower rated securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

    The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely effect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a concomitant volatility in the net asset value of a share of the Fund. Moreover, the market prices of certain of the Fund's portfolio securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

    The secondary market for lower rated securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse affect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain lower rated securities at certain times and should make it difficult for the Fund to sell certain securities. In addition, new laws and proposed new laws may have an adverse effect upon the value of lower rated securities and a concomitant negative impact upon the net asset value of a share of the Fund.

    During the fiscal year ended September 30, 1996, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

                              PERCENTAGE OF
RATINGS                     TOTAL INVESTMENTS
-------------------------  --------------------
AAA/Aaa..................            0.0%
AA/Aa....................            1.4%
A/A......................           14.2%
BBB/Baa..................           10.2%
BB/Ba....................           19.5%
B/B......................           42.4%
CCC/Caa..................            1.2%
CC/Ca....................            0.0%
C/C......................            0.0%
Unrated..................           11.1%

    OPTIONS AND FUTURES TRANSACTIONS. The Fund is permitted to enter into call and put options on U.S. Treasury notes, bonds and bills and equity securities which are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. The Fund is permitted to write covered call options on portfolio securities, in an amount not exceeding 20% of the value of its total assets, in order to aid it in achieving its investment objective.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options only in order to close out a covered call position. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may purchase and sell financial futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills. The Fund may invest in financial futures contracts only as a hedge against anticipated interest rate changes.

    The Fund may also purchase and write call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract and the sale of a futures contract or to close out a long or short position in futures contracts.

    The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to initial margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Moreover, the Fund may only buy and write options which are listed on national securities exchanges and may not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. In addition, the Fund may not purchase or sell futures contracts or related options thereon if, immediately thereafter, more than one-third of its net assets would be hedged.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist particularly in the case of OTC options, as such options generally will only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for further discussion of such risks.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including rating agencies, research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund is managed within InterCapital's Growth and Income Group, which manages twenty-two funds and fund portfolios with approximately $22.6 billion in assets at October 31, 1996. Michael G. Knox, Senior Portfolio Manager of InterCapital, and a member of InterCapital's Growth and Income Group, has been the primary portfolio manager of the Fund since November, 1994 and has been the sole portfolio manager of the Fund since December, 1995. Mr. Knox has been managing portfolios comprised of growth and other securities at InterCapital since August, 1993; prior thereto he was a portfolio manager and analyst with Eagle Asset Management, Inc. (February, 1991-August, 1993) and an assistant portfolio manager and analyst with Heritage Asset Management, Inc. (July, 1988-February, 1991).

    Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including DWR. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

    The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 100%. The Fund is expected to incur higher than normal brokerage commission costs due to its portfolio turnover rate. Short-term gains and losses taxable at ordinary income rates may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a full discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

    Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. For purposes of compliance with this restriction, the Fund will not invest in the convertible securities of any one issuer if, upon conversion of such securities, the Fund would hold more than 10% of the outstanding voting securities of that issuer.

   3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

   5. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

   6. Invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Convertible Securities Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a DWR or other Selected Broker-Dealer account executive. The minimum initial purchase in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value").

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or maintenance of shareholder accounts.

    Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR account executives and others who engage in or support distributions of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

    For the fiscal year ended September 30, 1996, the Fund accrued payments under the Plan amounting to $2,057,104, which amount is equal to 1.0% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan.

    At any given time, the expenses of distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts including the carrying charge described above, totalled $71,800,910 at September 30, 1996, which was equal to 30.64% of the Fund's net assets on such date. Of this amount, $1,471,908 represents excess distribution expenses of TCW/DW Global Convertible Trust, the net assets of which were combined with those of the Fund on December 22, 1995 pursuant to an Agreement and Plan of Reorganization. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, or when it is determined by the Investment Manager that sale or bid prices are not reflective of a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases -- Involuntary Redemption").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases.")

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available through the Distributor for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund and Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at the net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge."). However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees, if any, are described in the prospectuses for those funds.)

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or other Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or another Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption, along with any additional information required by the Transfer Agent.

    CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                            CONTINGENT DEFERRED
               YEAR SINCE                      SALES CHARGE
                PURCHASE                    AS A PERCENTAGE OF
              PAYMENT MADE                    AMOUNT REDEEMED
----------------------------------------  -----------------------
First...................................           5.0%
Second..................................           4.0%
Third...................................           3.0%
Fourth..................................           2.0%
Fifth...................................           2.0%
Sixth...................................           1.0%
Seventh and thereafter..................           None

    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i),
(ii) and (iii) above (in
that order) are redeemed first. In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Investment Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon repurchase by the Fund, the Distributor, DWR or other Selected Broker-Dealers. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been pur-chased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executives regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares, due to redemptions by the shareholder, have a value of less than $100 or such lesser amount as may be fixed by the Fund's Trustees or, in the case of an account opened through EasyInvest, if after twelve months the Shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount or more before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund intends to pay quarterly income dividends and to distribute net short-term and net long-term gains, if any, at least once per year. The Fund may, however, determine either to distribute or to retain all or part of any long-term gains in any year for reinvestment.

    All dividends and capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services-- Automatic Investment of Dividends and Distributions".)

    TAXES. Because the Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized gains being available for annual distribution.

    With respect to the Fund's investments in zero coupon and payment-in-kind bonds, the Fund accrues income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Code and remain able to forego payment of Federal income tax on its income and capital gains, the Fund must distribute all of its net investment income, including income accrued from zero coupon and payment-in-kind bonds. As such, the Fund may be required to dispose of some of its portfolio securities under disadvantageous circumstances to generate the cash required for distribution.

    One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

    After the end of the calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, as well as over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indices compiled by independent organizations

(such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the Shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund's being unable to meet its obligations is remote and, thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no investment company managed or advised by InterCapital ("Dean Witter Fund") is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                  BOND RATINGS

Aaa        Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
           While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in
           Aaa securities.
A          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa        Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
           Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
Ba         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B          Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa        Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca         Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    CONDITIONAL RATING: Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                  BOND RATINGS

    A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A          Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB        Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
           Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB         Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.
B          Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
CCC        Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC         The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.
C          The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.
CI         The rating CI is reserved for income bonds on which no interest is being paid.
NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
           Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
           Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.
           In the case of municipal bonds, the foregoing ratings are sometimes followed by a "p"
           which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1        indicates that the degree of safety regarding timely payment is very strong.
A-2        indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
A-3        indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                        THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS                       DEAN WITTER RETIREMENT SERIES
Dean Witter Liquid Asset Fund Inc.       Liquid Asset Series
Dean Witter Tax-Free Daily Income Trust  U.S. Government Money Market Series
Dean Witter U.S. Government Money        U.S. Government Securities Series
Market Trust                             Intermediate Income Securities Series
Dean Witter New York Municipal Money     American Value Series
Market Trust                             Capital Growth Series
Dean Witter California Tax-Free Daily    Dividend Growth Series
Income Trust                             Strategist Series
                                         Utilities Series
EQUITY FUNDS                             Value-Added Market Series
Dean Witter American Value Fund          Global Equity Series
Dean Witter Natural Resource
Development Securities Inc.              ASSET ALLOCATION FUNDS
Dean Witter Dividend Growth Securities   Dean Witter Strategist Fund
Inc.                                     Dean Witter Global Asset Allocation
Dean Witter Developing Growth            Fund
Securities Trust
Dean Witter World Wide Investment Trust  ACTIVE ASSETS ACCOUNT PROGRAM
Dean Witter Value-Added Market Series    Active Assets Money Trust
Dean Witter Utilities Fund               Active Assets Tax-Free Trust
Dean Witter Capital Growth Securities    Active Assets California Tax-Free Trust
Dean Witter European Growth Fund Inc.    Active Assets Government Securities
Dean Witter Pacific Growth Fund Inc.     Trust
Dean Witter Precious Metals and
Minerals Trust
Dean Witter Health Sciences Trust
Dean Witter Global Dividend Growth
Securities
Dean Witter Global Utilities Fund
Dean Witter International SmallCap Fund
Dean Witter Mid-Cap Growth Fund
Dean Witter Balanced Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Information Fund
Dean Witter Japan Fund
Dean Witter Income Builder Fund
Dean Witter Special Value Fund
FIXED-INCOME FUNDS
Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities
Trust
Dean Witter Intermediate Term U.S.
Treasury Trust
Dean Witter Federal Securities Trust
Dean Witter California Tax-Free Income
Fund
Dean Witter Convertible Securities
Trust
Dean Witter New York Tax-Free Income
Fund
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income
Securities
Dean Witter Global Short-Term Income
Fund Inc.
Dean Witter Multi-State Municipal
Series Trust
Dean Witter Premier Income Trust
Dean Witter Short-Term U.S. Treasury
Trust
Dean Witter Diversified Income Trust
Dean Witter Limited Term Municipal
Trust
Dean Witter Short-Term Bond Fund
Dean Witter National Municipal Trust
Dean Witter High Income Securities
Dean Witter Balanced Income Fund
Dean Witter Hawaii Municipal Trust

Dean Witter                         DEAN WITTER
Convertible Securities Trust        CONVERTIBLE
Two World Trade Center              SECURITIES
New York, New York 10048            TRUST

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer

Sheldon Curtis
Vice President, Secretary and
General Counsel

Michael G. Knox                                   [LOGO]
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
                                        PROSPECTUS -- NOVEMBER 25, 1996

STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 25, 1996

--------------------------------------------------------------------------------

DEAN WITTER
CONVERTIBLE
SECURITIES TRUST

    Dean Witter Convertible Securities Trust (the "Fund") is an open-end diversified management investment company whose investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. It seeks to achieve its investment objective by investing principally in "convertible securities," that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. (See "Investment Practices and Policies".)

    A Prospectus for the Fund dated November 25, 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Convertible Securities Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Fund and its Management............................................................          3

Trustees and Officers..................................................................          6

Investment Practices and Policies......................................................         11

Investment Restrictions................................................................         23

Portfolio Transactions and Brokerage...................................................         24

The Distributor........................................................................         25

Shareholder Services...................................................................         29

Redemptions and Repurchases............................................................         33

Dividends, Distributions and Taxes.....................................................         36

Performance Information................................................................         37

Description of Shares of the Fund......................................................         38

Custodian and Transfer Agent...........................................................         38

Independent Accountants................................................................         39

Reports to Shareholders................................................................         39

Legal Counsel..........................................................................         39

Experts................................................................................         39

Registration Statement.................................................................         39

Report of Independent Accountants......................................................         40

Financial Statements -- September 30, 1996.............................................         41

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on May 21, 1985.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. In addition, Trustees of the Fund provide guidance on economic factors and interest rate trends. Information as to these Trustees and Officers is contained under the caption "Trustees and Officers."

    InterCapital is also the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital California Insured Municipal Income Trust, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter American Value Fund, Dean Witter Developing Growth Securities Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter World Wide Income Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter Intermediate Income Securites, Dean Witter Capital Growth Securities, Dean Witter Precious Metals and Minerals Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter European Growth Fund Inc., Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Premier Income Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter High Income Securities, Dean Witter Information Fund, Dean Witter National Municipal Trust, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Capital Appreciation Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III,

Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.

    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares (see "The Distributor") will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"), charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's daily net assets: 0.60% of the portion of the daily net assets of the Fund not exceeding $750 million and 0.55% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.50% of the portion of the daily net assets of the Fund exceeding $1 billion but not exceeding $1.5 billion; 0.475% of the portion of the Fund's daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.45% of the portion of the Fund's daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.425% of the portion of the Fund's daily net assets exceeding $3 billion. Total compensation accrued to the Investment Manager for the fiscal years ended September 30, 1994, 1995 and 1996 amounted to $1,201,442, $1,074,494 and $1,234,262, respectively.

    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    The Agreement was initially approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Trustees on July 19, 1985 and by DWR as the then sole shareholder on August 8, 1985 and by the Shareholders of the Fund at a Special Meeting of Shareholders on December 29, 1986. The Agreement took effect on June 30, 1993 upon the spin-off by Sears, Roebuck & Co. of its remaining shares of DWDC. Under its terms, the Agreement had an initial term ending April 30, 1994 and provides that it will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 17, 1996, the Fund's Board of Trustees, including all of the Independent Trustees, approved the most recent continuation of the Agreement until April 30, 1997.

    The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 83 Dean Witter Funds and the 14 TCW/DW Funds are shown below.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (55)                                      Chairman  and Chief Executive  Officer of Levitz Furniture
Trustee                                                 Corporation (since November 1995); Director or Trustee  of
c/o Levitz Furniture Corporation                        the  Dean  Witter  Funds;  formerly  President  and  Chief
6111 Broken Sound Parkway, N.W.                         Executive  Officer  of   Hills  Department  Stores   (May,
Boca Raton, Florida                                     1991-July,   1995);  formerly  variously  Chairman,  Chief
                                                        Executive Officer, President  and Chief Operating  Officer
                                                        (1987-1991)  of  the  Sears  Merchandise  Group  of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc., the United Negro College Fund and Weirton Steel Cor-
                                                        poration.

Charles A. Fiumefreddo* (63)                            Chairman,  Chief   Executive  Officer   and  Director   of
Chairman of the Board, President, Chief                 InterCapital,  Dean  Witter Distributors  Inc. ("Distribu-
Executive Officer and Trustee                           tors") and DWSC; Executive Vice President and Director  of
Two World Trade Center                                  DWR;  Chairman, Director  or Trustee,  President and Chief
New York, New York                                      Executive Officer  of  the Dean  Witter  Funds;  Chairman,
                                                        Chief  Executive Officer and Trustee  of the TCW/DW Funds;
                                                        Chairman  and  Director  of  Dean  Witter  Trust   Company
                                                        ("DWTC");   Director  and/or   officer  of   various  DWDC
                                                        subsidiaries;  formerly  Executive   Vice  President   and
                                                        Director of DWDC (until February, 1993).

Edwin J. Garn (64)                                      Director  or Trustee  of the  Dean Witter  Funds; formerly
Trustee                                                 United States Senator  (R-Utah) (1974-1992) and  Chairman,
c/o Huntsman Chemical Corporation                       Senate  Banking Committee  (1980-1986); formerly  Mayor of
500 Huntsman Way                                        Salt Lake  City,  Utah  (1972-1974);  formerly  Astronaut,
Salt Lake City, Utah                                    Space   Shuttle  Discovery   (April  12-19,   1985);  Vice
                                                        Chairman, Huntsman  Chemical Corporation  (since  January,
                                                        1993);
                                                        Director  of Franklin Quest  (time management systems) and
                                                        John Alden Financial Corp.; member of the board of various civic and charitable organizations.
John R. Haire (71)                                      Chairman of  the  Audit  Committee  and  Chairman  of  the
Trustee                                                 Committee  of  the Independent  Directors or  Trustees and
Two World Trade Center                                  Director or Trustee of the Dean Witter Funds; Chairman  of
New York, New York                                      the  Audit Committee and Chairman  of the Committee of the
                                                        Independent Trustees  and  Trustee of  the  TCW/DW  Funds;
                                                        formerly   President,   Council  for   Aid   to  Education
                                                        (1978-1989) and Chairman  and Chief  Executive Officer  of
                                                        Anchor  Corporation,  an  Investment  Adviser (1964-1978);
                                                        Director of Washington National Corporation (insurance).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Dr. Manuel H. Johnson (47)                              Senior  Partner,  Johnson  Smick  International,  Inc.,  a
Trustee                                                 consulting  firm  (since  June  1993);  Koch  Professor of
c/o Johnson Smick International, Inc.                   International Economics  and Director  of the  Center  for
1133 Connecticut Avenue, N.W.                           Global  Market Studies  at George  Mason University (since
Washington, D.C.                                        September 1990); Co-Chairman and a founder of the Group of
                                                        Seven Council (G7C), an international economic  commission
                                                        (since  September 1990);  Director or Trustee  of the Dean
                                                        Witter Funds;  Trustee of  the TCW/DW  Funds; Director  of
                                                        NASDAQ  (since June, 1995);  Director of Greenwich Capital
                                                        Markets Inc.  (broker-dealer); formerly  Vice Chairman  of the  Board  of  Governors of  the  Federal  Reserve System
                                                        (1986-1990) and Assistant Secretary  of the U.S.  Treasury
                                                        (1982-1986).
Michael E. Nugent (60)                                  General  Partner,  Triumph  Capital, L.P.,  a  private in-
Trustee                                                 vestment partnership;  Director  or Trustee  of  the  Dean
c/o Triumph Capital, L.P.                               Witter  Funds; Trustee of the  TCW/DW Funds; formerly Vice
237 Park Avenue                                         President,  Bankers   Trust   Company   and   BT   Capital
New York, New York                                      Corporation  (1984-1988);  Director  of  various  business organizations.
Philip J. Purcell* (53)                                 Chairman of  the Board  of Directors  and Chief  Executive
Trustee                                                 Officer  of  DWDC,  DWR and  Novus  Credit  Services Inc.;
Two World Trade Center                                  Director of InterCapital, DWSC and Distributors;  Director
New York, New York                                      or  Trustee  of  the Dean  Witter  Funds;  Director and/or
                                                        officer of various DWDC subsidiaries.

John L. Schroeder (66)                                  Retired; Director  or Trustee  of the  Dean Witter  Funds;
Trustee                                                 Trustee   of  the  TCW/DW   Funds;  Director  of  Citizens
c/o Gordon Altman Butowsky                              Utilities Company; formerly  Executive Vice President  and
  Weitzen Shalov & Wein                                 Chief  Investment  Officer of  the Home  Insurance Company
Counsel to the Independent Trustees                     (August, 1991-September,  1995)  and  Chairman  and  Chief
114 West 47th Street                                    Investment  Officer  of  Axe-Houghton  Management  and the
New York, New York                                      Axe-Houghton Funds (1983-1991).

Sheldon Curtis (64)                                     Senior Vice President,  Secretary and  General Counsel  of
Vice President,                                         InterCapital  and DWSC;  Senior Vice  President, Assistant
Secretary and General Counsel                           Secretary and Assistant  General Counsel of  Distributors;
Two World Trade Center                                  Senior  Vice  President and  Secretary of  DWTC; Assistant
New York, New York                                      Secretary of DWR;  Vice President,  Secretary and  General
                                                        Counsel of the Dean Witter Funds and the TCW/DW Funds.

Michael G. Knox (30)                                    Senior  Portfolio Manager  of InterCapital  (since August,
Vice President                                          1993); formerly a portfolio manager and analyst with Eagle
Two World Trade Center                                  Asset Management, Inc.  (February, 1991-August, 1993)  and
New York, New York                                      assistant  portfolio  manager  and  analyst  with Heritage
                                                        Asset Management, Inc. (July, 1988-February, 1991).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Thomas F. Caloia (50)                                   First Vice  President and  Assistant Treasurer  of  Inter-
Treasurer                                               Capital  and DWSC; Treasurer of  the Dean Witter Funds and
Two World Trade Center                                  the TCW/DW Funds.
New York, New York
    ']
---------
 *Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC, and Kevin Hurley, Paul D. Vance and Ira N. Ross, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund. Barry Fink and Marilyn K. Cranney, First Vice Presidents and Assistant General Counsels of InterCapital and DWSC, LouAnne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Carsten Otto and Frank Bruttomesso, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

    The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 122 portfolios. As of October 31, 1996, the Dean Witter Funds had total net assets of approximately $79.5 billion and more than five million shareholders.

    Six Trustees (75% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1995, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended September 30, 1996.

                               FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,750
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,850
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,750
John L. Schroeder.............................................       1,800

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1995 for services to the 79 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1995. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

              COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                                        TOTAL
                                                                   FOR SERVICE AS   COMPENSATION
                               FOR SERVICE                          CHAIRMAN OF         PAID
                              AS DIRECTOR OR                       COMMITTEES OF    FOR SERVICES
                               TRUSTEE AND       FOR SERVICE AS     INDEPENDENT          TO
                             COMMITTEE MEMBER     TRUSTEE AND        DIRECTORS/        79 DEAN
                                OF 79 DEAN      COMMITTEE MEMBER    TRUSTEES AND       WITTER
                                  WITTER          OF 11 TCW/DW         AUDIT        FUNDS AND 11
NAME OF INDEPENDENT TRUSTEE       FUNDS              FUNDS           COMMITTEES     TCW/DW FUNDS
---------------------------  ----------------   ----------------   --------------   -------------
Michael Bozic..............      $126,050           --                 --             $126,050
Edwin J. Garn..............       136,450           --                 --              136,450
John R. Haire..............        98,450           $82,038           $217,350(1)      397,838
Dr. Manuel H. Johnson......       136,450            82,038            --              218,488
Michael E. Nugent..........       124,200            75,038            --              199,238
John L. Schroeder..........       136,450            46,964            --              183,414

---------
(1) For the 79 Dean Witter Funds in operation at December 31, 1995. As noted above, on July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds in addition to continuing to serve in such positions for the Dean Witter Funds.

    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(2) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended September 30, 1996 and by the 57 Dean Witter Funds (including the Fund) as of December 31, 1995, and the estimated retirement benefits for the Fund's Independent Trustees from the Fund as of September 30, 1996 and from the 57 Dean Witter Funds as of December 31, 1995.

          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS

                                           FOR ALL ADOPTING FUNDS                                       ESTIMATED ANNUAL
                                   --------------------------------------    RETIREMENT BENEFITS            BENEFITS
                                        ESTIMATED                            ACCRUED AS EXPENSES       UPON RETIREMENT(3)
                                     CREDITED YEARS         ESTIMATED      ------------------------  ----------------------
                                      OF SERVICE AT       PERCENTAGE OF                   BY ALL       FROM      FROM ALL
                                       RETIREMENT           ELIGIBLE         BY THE      ADOPTING       THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE           (MAXIMUM 10)        COMPENSATION        FUND         FUNDS       FUND        FUNDS
---------------------------------  -------------------  -----------------  -----------  -----------  ---------  -----------
Michael Bozic....................              10               50.0%       $     399   $    26,359  $     950  $    51,550
Edwin J. Garn....................              10               50.0              589        41,901        950       51,550
John R. Haire....................              10               50.0              699       261,763      2,343      130,404
Dr. Manuel H. Johnson............              10               50.0              244        16,748        950       51,550
Michael E. Nugent................              10               50.0              422        30,370        950       51,550
John L. Schroeder................               8               41.7              776        51,812        792       42,958

---------
(2) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (2) above.

    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    CONVERTIBLE SECURITIES. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. As such, a convertible security entitles the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

    A convertible security's position in a company's capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

    Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. Such theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality which do not have a conversion privilege. This theoretical value, which will change with prevailing interest rates, the credit standing of the issuer and other pertinent factors, is often referred to as the "investment value," and represents the security's theoretical price support level.

    "Conversion value" is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, this premium may not be recovered.

    To the degree that the price of a convertible security rises above its investment value because of a rise in price of the common stock, it is influenced more by price fluctuations of the common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's investment objectives.

    CORPORATE FIXED-INCOME SECURITIES. As discussed in the Prospectus, in order to generate the current income needed to achieve its investment objective, the Fund may invest in investment grade non-convertible fixed-income securities as well as in such securities which are in the lower rating categories of recognized rating agencies (Standard & Poor's Corporation and Moody's Investors Service, Inc.) or which are not rated by such agencies. The Investment Manager will perform its own credit analyses in addition to using recognized rating agencies and other sources. In making such credit analyses, substantial consideration will be given to a determination of value based upon, among other things, anticipated cash flows, interest or dividend coverage, asset coverage, earnings, experience of the issuer, responsiveness to changes in interest rates and business conditions and liquidation value relative to the market price.

    WHEN, AS AND IF ISSUED SECURITIES. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges (currently the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Pacific Stock Exchange and Philadelphia Stock Exchange) and are written in over-the-counter transactions ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OTC OPTIONS. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury bills, the Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark-to-market difference is maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain over-the-counter ("OTC") options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

    Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options Transactions," below.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other high grade debt obligations in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a written put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark-to-market difference is maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed call and put options in amounts equalling up to 10% of its total assets. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above). The call purchased is likely to be on the same securities and have the same terms as the written option. The option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option when it was purchased. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other high grade short-term debt obligations as cover for the put option for other investment purposes until the exercise or expiration of the option.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires). In addition, in the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    FUTURES CONTRACTS. The Fund may purchase and sell futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills. As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    When the Fund enters into a futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other high grade short-term obligations equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are mark-to-market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Investment Manager may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In order to assure  that the Fund is  entering into transactions in  futures contracts for hedging purposes as such is defined by the Commodities Futures Trading Commission either: 1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge or 2) the underlying value of all long positions in futures contracts will not exceed the total value of: a) all short-term debt obligations held by the Fund; b) cash held by the Fund; c) cash proceeds due to the Fund on investments within thirty days; d) the margin deposited on the contracts; and e) any unrealized appreciation in the value of the contracts.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other high grade debt obligations equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio. In addition, in the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.
Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    The Investment Manager has substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets.

    A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. However, the Fund did not lend any of its portfolio securities during the fiscal year ended September 30, 1996 and it has no intention of doing so in the foreseeable future.

REPURCHASE AGREEMENTS

    When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Fund's Custodian, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions, whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity or other considerations warrant. The Fund did not enter into any repurchase agreements during the fiscal year ended September 30, 1996, in an amount greater than 5% of its net assets.

ZERO COUPON SECURITIES

    A portion of the securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. "Zero coupon" securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts of certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

WARRANTS

    The Fund may invest up to 5% of its net assets in warrants, but not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this limitation. For the fiscal year ended September 30, 1996, the Fund's investments in warrants did not exceed 5% of its net assets.

FOREIGN SECURITIES

    The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 10% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). Investments in certain Canadian issuers may be speculative due to certain political risks and may be subject to substantial price fluctuations. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies held by the Fund.

    The Fund may invest in securities of foreign companies. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and exchange control regulations. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges will be held in custody by a foreign branch of a domestic bank. During the fiscal year ended September 30, 1996, the Fund did not purchase any foreign securities in an amount greater than 5% of its net assets.

PORTFOLIO TURNOVER

    The Fund may sell portfolio securities without regard to the length of time they have been held whenever such sale will, in the Investment Manager's opinion, strengthen the Fund's position and contribute to its investment objective. As a result, the Fund's portfolio turnover rate may exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year. During the fiscal year ended September 30, 1996, the Fund's portfolio turnover rate was 170.61%.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer, or trustee/ director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         2. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         3. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options thereon.

         4. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial and variation margin for futures are not deemed to be pledges of assets and such arrangements are not deemed to be the issuance of a senior security as set forth in restriction
    (7).)

         7. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above and in the Prospectus; (c) purchasing any securities on a when-issued or delayed delivery basis; or (d) lending portfolio securities.

         8. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

         9. Make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

        10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        12. Invest for the purpose of exercising control or management of any other issuer.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities and futures contracts for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Option and futures transactions will usually be effected through a broker and a commission will be charged.

    The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

    The aggregate amount of brokerage commissions paid by the Fund during the fiscal years ended September 30, 1994, 1995 and 1996 was $401,973, $233,311 and $162,895, respectively.

    The policy of the Fund regarding purchases and sales of securities and futures contracts for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services. During the fiscal year ended September 30, 1996, the Fund directed payment of $146,315 in brokerage commissions in connection with transactions in the aggregate amount of $65,300,473 to brokers because of research services provided.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (I.E., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. During the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid a total of $31,360, $27,100 and $11,922, respectively, in brokerage commissions to DWR. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to DWR. During the fiscal year ended September 30, 1996, the brokerage commissions paid to DWR represented approximately 7.32% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 7.60% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization, sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Trustees of the Fund, including a majority of the Trustees who are not and were not, at the time they voted, 'interested persons' of the Fund (as defined in the Act) at their meeting held on October 30, 1992, approved the current Distribution Agreement appointing the Distributor as exclusive Distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by The
Fund. The current Distribution Agreement is substantively identical to the Fund's previous distribution agreements. The Distribution Agreement took effect on June 30, 1993 upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. By its terms, the Distribution Agreement had an initial term ending April 20, 1995, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 17, 1996, the Trustees, including all of the Independent Trustees, approved the continuation of the Agreement until April 30, 1997.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto to prospective shareholders. The Fund bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act of omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    To compensate the Distributor for the services provided and the expenses borne by the Distributor or any selected dealer under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the Fund's average daily net assets. The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. (see "Redemptions and Repurchases -- Contingent Deferred Sales Charge" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received approximately $38,000, $76,212 and $144,945 in contingent deferred sales charges for the fiscal years ended September 30, 1994, 1995 and 1996, respectively, none of which was retained by the Distributor.

    The Distributor has informed the Fund that a portion of the fees payable by the Fund each year pursuant to the Plan equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). Such portion of the fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by the Fund is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of Fair Practice.

    Under its terms, the Plan had an initial term ending December 31, 1985, and provides that it will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). The Plan was submitted to and approved by the shareholders at the Annual Meeting of Shareholders on December 29, 1986. Continuation of the Plan was most recently approved by the Trustees, including a majority of the Independent 12b-1 Trustees, on April 17, 1996 at a meeting called for the purpose of voting on such Plan. At that meeting the Trustees and the Independent 12b-1 Trustees, after evaluating all the information they deemed necessary to make an informed determination of whether the Plan should be continued, approved the continuation of the Plan until April 30, 1997. The determination was based upon the conclusion of the Trustees that the Plan provides an effective means of stimulating sales of shares of the Fund and of reducing or avoiding net redemptions and the potentially adverse effects that may occur therefrom.

    At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon the reorganization described above the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At a meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, approved certain technical amendments to the Plan in connection with recent amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of Fair Practice. At a special meeting held on December 19, 1995, a majority of the shareholders of the Fund, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holding of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. The shareholders approved the Amendment in connection with the Acquisition of the assets of TCW/DW Convertible Trust.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor, under the Plan, during the fiscal year ended September 30, 1996, of $2,057,104. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 1.0% of the average daily net assets of the Fund for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method, shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 5% of the amount sold and an annual residual commission of up to 0.25 of 1% of the current value (not including reinvested dividends or distributions) of the amount sold. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including overhead and sales compensation. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and DWR's opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charge received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund paid 100% of the $2,057,104 accrued under the Plan for the fiscal year ended September 30, 1996 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $164,729,040 on behalf of the Fund since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways: (i) 1.51% ($2,494,229) -- advertising and promotional expenses; (ii) 0.33% ($546,760) printing of prospectuses for distribution to other than current shareholders; and (iii) 98.16% ($161,688,051) -- other expenses, including the gross sales credit and the carrying charge, of which 25.97% ($41,986,304) represents carrying charges, 30.32% ($49,018,091)
represents
commission credits to DWR branch offices for payments of commissions to account executives, 42.80% ($69,211,748) represents overhead and other branch office distribution-related expenses and 0.91% ($1,471,908) represents excess distribution expenses of TCW/DW Global Convertible Trust, the net assets of which were combined with those of the Fund on December 22, 1995 pursuant to an Agreement and Plan of Reorganization. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund share sales.

    At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that the excess expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares, totalled $71,800,910 as of September 30, 1996. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWSC and DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE

    As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    The net asset value per share of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open and on each other day in which there is a sufficient degree of trading in the Fund's investments to affect the net asset value, except that the net asset value may not be computed on a day on which no orders to purchase, or tenders to sell or redeem, Fund shares have been received, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Fund's Transfer Agent, Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.

    TARGETED DIVIDENDS.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter Convertible Securities Trust. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Redemption and Repurchases -- Contingent Deferred Sales Charge").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Convertible Securities Trust, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next determined after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information  regarding plan administration,  custodial fees  and
other   details,  investors   should  contact   their  DWR   or  other  selected
broker-dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge", a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC fund from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a CDSC fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC fund.

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds") but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    When shares initially purchased in a CDSC fund are exchanged for shares of another CDSC fund, or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Dean Witter American Value Fund acquired prior to April 30, 1984, shares of Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc. acquired prior to July 2, 1984, and shares of Dean Witter Strategist Fund acquired prior to November 8, 1989, are also considered Free Shares and will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block which are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge", any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. The Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum investment for Dean Witter Short-Term U.S. Treasury Trust is $10,000, although that fund, in its discretion, may accept initial purchases as low as $5,000. The minimum initial investment is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days prior written notice for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a supplement to the prospectus or a new prospectus.

    CONTINGENT DEFERRED SALES CHARGE. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services -- Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services -- Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor. In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                                                                              CONTINGENT DEFERRED
                                         YEAR SINCE                                               SALES CHARGE
                                          PURCHASE                                             AS A PERCENTAGE OF
                                        PAYMENT MADE                                            AMOUNT REDEEMED
                                 --------------------------                                   --------------------
First.......................................................................................          5.0%
Second......................................................................................          4.0%
Third.......................................................................................          3.0%
Fourth......................................................................................          2.0%
Fifth.......................................................................................          2.0%
Sixth.......................................................................................          1.0%
Seventh and thereafter......................................................................          None

    In determining the rate of the CDSC it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions or acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within thirty days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after the reinstatement request, together with such proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and will notify shareholders that following an election by the Fund, the shareholders will be required to include such undistributed gains in determining their taxable income and may claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax.
Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last calendar quarter of any year to shareholder of record for that period which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

    Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

    Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held to a minimum period, usually 46 days. Any distributions made by the Fund will not be eligible for the dividends received deduction with respect to shares which are held by the shareholder for 45 days or less. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

    After the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entIre portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended September 30, 1996, the Fund's yield, calculated pursuant to the formula described above, was 4.99%.

    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return of the Fund for the fiscal year ended September 30, 1996, for the five years ended September 30, 1996 and for the ten years ended September 30, 1996 was 9.70%, 12.01% and 7.31%, respectively.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based on this calculation, the average annual total return of the Fund for the fiscal year ended September 30, 1996, for the five years ended September 30, 1996 and for the ten years ended September 30, 1996 was 14.70%, 12.27% and 7.31%, respectively.

    In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any contingent deferred sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the fiscal year ended September 30, 1996, for the five years ended September 30, 1996 and for the ten years ended September 30, 1996 was 14.70%, 78.33% and 102.49%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the extent of any applicable contingent deferred sales charge) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 or $100,000 in the Fund at inception would have grown to $24,281, $121,405 and $242,810, respectively, at September 30, 1996.

    The Fund may advertise, from time to time, its performance relative to certain performance rankings and indices compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the shareholders of the Fund are entitled to a full vote for each full share held. The Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on January 12, 1993. Messrs. Bozic, Purcell and Schroeder were elected by the other Trustees of the Fund on April 8, 1994. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances, the Trustees may be removed by action of the Trustees. The shareholders also have the right, under certain circumstances, to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). However, the Trustees have not authorized any such additional series or classes of shares.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may a rise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Trust shall be of unlimited duration, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment

Manager and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's
responsibilities include maintaining shareholder accounts; including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and reinvesting dividends; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

    The Fund's fiscal year ends on September 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Sheldon Curtis, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The annual financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER CONVERTIBLE SECURITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Convertible Securities Trust, (the "Fund") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
NOVEMBER 8, 1996

--------------------------------------------------------------------------------
                      1996 FEDERAL TAX NOTICE (UNAUDITED)

       During  the fiscal  year ended September  30, 1996,  21.74% of the
       income  dividends  qualified  for  dividends  received   deduction
       available to corporations.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             CORPORATE BONDS (59.4%)
             CONVERTIBLE BONDS (58.7%)
             AUTO PARTS (0.1%)
 $     190   Magna International, Inc. (Canada)..........      5.00  %    10/15/02  $       202,918
                                                                                    ---------------
             BANKING (0.2%)
       340   Banco de Galicia y Buenos Aires S.A.
             (Argentina).................................      7.00       08/01/02          335,288
       130   Bangkok Bank Public Co. (Hong Kong).........      3.25       03/03/04          144,300
                                                                                    ---------------
                                                                                            479,588
                                                                                    ---------------
             BIOTECHNOLOGY (0.9%)
     2,050   Nabi, Inc. - 144A**.........................      6.50       02/01/03        2,207,542
                                                                                    ---------------
             BROADCAST MEDIA (0.9%)
     4,000   Jacor Communications, Inc...................      0.00       06/12/11        2,010,000
                                                                                    ---------------
             BUILDING MATERIALS (0.1%)
       220   Cemex S.A. (Mexico).........................      4.25       11/01/97          211,475
                                                                                    ---------------
             CABLE/CELLULAR (3.7%)
       210   Comcast Corp................................      3.375      09/09/05          181,463
     4,130   Comcast Corp................................      1.125      04/15/07        1,890,797
     4,000   Tele-Communications International,
             Inc.........................................      4.50       02/15/06        3,210,000
    10,270   U.S. Celluar Corp...........................      0.00       06/15/15        3,414,775
                                                                                    ---------------
                                                                                          8,697,035
                                                                                    ---------------
             CHEMICALS (2.4%)
       125   Formosa Chem & Fibre Corp. (Taiwan).........      1.75       07/19/01          131,094
    12,500   RPM, Inc....................................      0.00       09/30/12        5,546,875
                                                                                    ---------------
                                                                                          5,677,969
                                                                                    ---------------
             COMPUTER SERVICES (0.1%)
       250   Automatic Data Processing, Inc..............      0.00       02/20/12          141,442
                                                                                    ---------------
             COMPUTER SOFTWARE (0.1%)
       295   Softkey International Inc. - 144A**.........      5.50       11/01/00          236,457
                                                                                    ---------------
             CONGLOMERATES (0.9%)
     1,500   Alfa S.A. de C.V. (Mexico)..................      8.00       09/15/00        1,605,000
       300   Alfa S.A. de C.V. (Mexico) - 144A**.........      8.00       09/15/00          321,000
       100   Renong Berhad (Malaysia) - 144A**...........      2.00       07/15/05          100,750
                                                                                    ---------------
                                                                                          2,026,750
                                                                                    ---------------
             CONSTRUCTION PLANT & EQUIPMENT (0.0%)
       125   Kumagai Gumi Finance (Hong Kong)............      4.875      12/08/98          115,781
                                                                                    ---------------
             CONSUMER PRODUCTS (0.1%)
       150   President Enterprises Corp. (Taiwan)........      0.00       07/22/01          233,250
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             DRUGS (1.4%)
 $   3,075   Bindley Western Industries, Inc.............      6.50  %    10/01/02  $     3,198,000
       240   Elan International Finance Ltd..............      0.00       10/16/12          155,954
                                                                                    ---------------
                                                                                          3,353,954
                                                                                    ---------------
             ELECTRONICS & ELECTRICAL (1.5%)
       120   Johnson Electric Holdings, Ltd. (Hong
             Kong).......................................      4.50       11/05/00          110,100
       850   Recognition Equipment Inc...................      7.25       04/15/11          791,350
     3,000   Richey Electronics Inc......................      7.00       03/01/06        2,702,670
                                                                                    ---------------
                                                                                          3,604,120
                                                                                    ---------------
             ELECTRONICS - SEMICONDUCTORS (0.1%)
        90   Integrated Device Technology................      5.50       06/01/02           71,787
       185   Xilinx Inc. - 144A**........................      5.25       11/01/02          176,486
                                                                                    ---------------
                                                                                            248,273
                                                                                    ---------------
             ENTERTAINMENT/GAMING (1.4%)
     1,353   Argosy Gaming Co............................     12.00       06/01/01        1,190,640
     2,050   Savoy Pictures Entertainment, Inc...........      7.00       07/01/03        1,476,000
       170   Technology Resources Industries Berhad
             (Malaysia)..................................      2.75       11/28/04          191,250
       500   WMS Industries, Inc.........................      5.75       11/30/02          525,045
                                                                                    ---------------
                                                                                          3,382,935
                                                                                    ---------------
             FINANCIAL SERVICES (0.9%)
     2,000   AT&T Latin American Equity - 144A**.........      0.00       03/30/99        1,750,000
       175   HSH Overseas Finance Ltd. (Cayman
             Islands)....................................      5.00       01/06/01          196,437
       200   Lend Lease Finance International Ltd.
             (Australia).................................      4.75       06/01/03          271,500
                                                                                    ---------------
                                                                                          2,217,937
                                                                                    ---------------
             FOODS (0.0%)
        80   Grand Metropolitan PLC (United Kingdom).....      6.50       01/31/00           92,700
                                                                                    ---------------
             FOREIGN GOVERNMENT (0.9%)
     2,000   Republic of Italy...........................      5.00       06/28/01        2,017,500
                                                                                    ---------------
             HEALTHCARE (8.6%)
     2,500   ARV Assisted Living, Inc. - 144A**..........      6.75       04/01/06        2,462,475
     3,450   Beverly Enterprises, Inc....................      5.50       08/01/18        3,297,613
       200   Integrated Health Services, Inc.............      5.75       01/01/01          200,478
     2,000   Integrated Health Services, Inc.............      6.00       01/01/03        1,979,680
        90   Multicare Companies, Inc....................      7.00       03/15/03          119,925
     3,155   Quantum Health Resources Inc................      4.75       10/01/00        2,918,375
     2,000   Rotech Medical Corp. - 144A**...............      5.25       06/01/03        1,725,000
     3,000   Tenet Healthcare Corp.......................      6.00       12/01/05        3,180,060
     4,000   Vivra, Inc. - 144A**........................      5.00       07/01/01        4,245,400
                                                                                    ---------------
                                                                                         20,129,006
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             HEALTHCARE - MISCELLANEOUS (1.2%)
 $   3,800   Pharmaceutical Marketing Services, Inc......      6.25  %    02/01/03  $     2,843,502
                                                                                    ---------------
             HOME BUILDING (1.1%)
     3,015   U.S. Home Corp..............................      4.875      11/01/05        2,460,994
                                                                                    ---------------
             HOTELS/MOTELS (1.8%)
     1,000   Pailburg International Finance (Hong
             Kong).......................................      3.50       02/06/01        1,002,500
       225   Shangri-La Asia Capital (Hong Kong).........      2.875      12/16/00          188,156
     3,400   Sholodge Inc................................      7.50       05/01/04        3,076,966
                                                                                    ---------------
                                                                                          4,267,622
                                                                                    ---------------
             INDUSTRIALS (1.4%)
       120   Banpu PCL (Thailand)........................      3.50       08/25/04          144,000
       100   Sampo Corp. (Taiwan)........................      2.625      11/23/01          114,375
     2,575   Trimas Corp.................................      5.00       08/01/03        2,833,890
       100   YTL Corp. Berhad (Malaysia) - 144A**........      0.00       08/15/02          139,500
                                                                                    ---------------
                                                                                          3,231,765
                                                                                    ---------------
             INSURANCE (1.7%)
        75   Aegon NV (Netherlands) - 144A**.............      4.75       11/01/04          132,750
     3,000   CII Financial, Inc..........................      7.50       09/15/01        2,712,750
     1,000   Pioneer FinanciaI Services, Inc.............      6.50       04/01/03        1,027,700
       200   USF&G Corp..................................      0.00       03/03/09          126,750
                                                                                    ---------------
                                                                                          3,999,950
                                                                                    ---------------
             LEISURE (2.6%)
    20,995   Coleman Worldwide Corp......................      0.00       05/27/13        6,036,062
                                                                                    ---------------
             MACHINERY (1.3%)
     1,500   Cooper Industries, Inc......................      7.05       01/01/15        1,645,980
     1,500   Robbins & Meyers, Inc.......................      6.50       09/01/03        1,524,375
                                                                                    ---------------
                                                                                          3,170,355
                                                                                    ---------------
             MEDIA GROUP (2.7%)
     2,055   All American Communications Inc.............      6.50       10/01/03        2,013,900
       395   News America Holdings, Inc..................      0.00       03/11/13          177,750
     4,065   Scandinavian Broadcasting (Luxembourg)......      7.25       08/01/05        4,075,162
                                                                                    ---------------
                                                                                          6,266,812
                                                                                    ---------------
             MEDICAL PRODUCTS & SUPPLIES (0.2%)
       500   Phoenix Shannon PLC - 144A**................      9.50       11/01/00          385,625
                                                                                    ---------------
             METALS (0.4%)
     1,250   Crown Resources Corp........................      5.75       08/27/01        1,000,000
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             OFFICE EQUIPMENT & SUPPLIES (1.8%)
 $   1,000   U.S. Office Products Co.....................      5.50  %    05/15/03  $       948,750
     3,500   U.S. Office Products Co. - 144A**...........      5.50       05/15/03        3,290,000
                                                                                    ---------------
                                                                                          4,238,750
                                                                                    ---------------
             OIL & GAS (0.1%)
       145   Apache Corp.................................      6.00       01/15/02          164,213
                                                                                    ---------------
             PAPER & FOREST PRODUCTS (0.2%)
        70   PT International Indorayon Utama
             (Indonesia).................................      5.50       10/01/02           80,745
       120   Riverwood International Corp................      6.75       09/15/03          138,300
       350   Sappi BVI Finance Ltd. (South Africa) -
             144A**......................................      7.50       08/01/02          322,875
                                                                                    ---------------
                                                                                            541,920
                                                                                    ---------------
             POLLUTION CONTROL (0.1%)
        85   Laidlaw Inc. (Canada) - 144A**..............      6.00       01/15/99          110,118
       213   WMX Technologies, Inc.......................      2.00       01/24/05          197,157
                                                                                    ---------------
                                                                                            307,275
                                                                                    ---------------
             PUBLISHING (2.3%)
    10,000   Hollinger, Inc. (Canada)....................      0.00       10/05/13        3,337,500
        45   Nelson (Thomas), Inc. - 144A**..............      5.75       11/30/99           42,165
        90   Scholastic Corp. - 144A**...................      5.00       08/15/05          101,186
     5,000   Time Warner, Inc............................      0.00       12/17/12        1,839,250
                                                                                    ---------------
                                                                                          5,320,101
                                                                                    ---------------
             REAL ESTATE (0.3%)
        80   Guangzhou Investment Co. (Hong Kong)........      4.50       10/08/98           84,600
       200   HD Finance Cayman Ltd. (Cayman Islands) -
             144A**......................................      6.75       06/01/00          229,500
       290   New World Development (Hong Kong)...........      4.375      12/11/00          330,238
                                                                                    ---------------
                                                                                            644,338
                                                                                    ---------------
             REAL ESTATE INVESTMENT TRUST (4.2%)
     2,850   Alexander Haagen Properties, Inc. (Series
             A)..........................................      7.50       01/15/01        2,597,063
     1,850   Camden Property Trust.......................      7.33       04/01/01        1,868,500
        40   Liberty Property Trust......................      8.00       07/01/01           43,500
     2,750   Mid Atlantic Realty Trust...................      7.625      09/15/03        2,586,293
     2,720   Pacific Gulf Properties Inc.................      8.375      02/15/01        2,720,000
                                                                                    ---------------
                                                                                          9,815,356
                                                                                    ---------------
             RESTAURANTS (1.2%)
     3,375   TPI Enterprises, Inc........................      8.25       07/15/02        2,868,750
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             RETAIL (4.9%)
 $   2,000   Charming Shoppes, Inc.......................      7.50  %    07/15/06  $     2,189,340
       100   Federated Department Stores, Inc............      5.00       10/01/03          111,688
     1,750   Home Depot, Inc.............................      3.25       10/01/01        1,778,438
     3,700   Men's Wearhouse, Inc. (The).................      5.25       03/01/03        3,552,000
     3,145   Office Depot, Inc...........................      0.00       11/01/08        1,914,456
        75   Pep Boys-Manny, Moe & Jack..................      4.00       09/01/99           78,265
     2,000   Sports & Recreation Inc.....................      4.25       11/01/00        1,500,000
       275   Staples, Inc. - 144A**......................      4.50       10/01/00          315,098
                                                                                    ---------------
                                                                                         11,439,285
                                                                                    ---------------
             STEEL (2.2%)
     1,275   Nippon Denro Ltd. (India) - 144A**..........      3.00       04/01/01          605,625
     3,900   Quanex Corp.................................      6.88       06/30/07        3,948,750
       700   Sahaviriya Steel Industries (Thailand) -
             144A**......................................      3.50       07/26/05          497,000
                                                                                    ---------------
                                                                                          5,051,375
                                                                                    ---------------
             TECHNOLOGY (1.3%)
       130   EMC Corp....................................      4.25       01/01/01          155,401
     2,000   Park Electrochemical Corp...................      5.50       03/01/06        1,642,500
       150   Storage Technology Corp.....................      8.00       05/31/15          176,250
       135   Unisys Corp.................................      8.25       08/01/00          125,550
       750   Unisys Corp.................................      8.25       03/15/06          836,250
                                                                                    ---------------
                                                                                          2,935,951
                                                                                    ---------------
             TELECOMMUNICATIONS (0.8%)
       137   General Instrument Corp.....................      5.00       06/15/00          150,096
     1,750   SA Telecommunications Inc. - 144A**.........     10.00       08/15/06        1,837,500
                                                                                    ---------------
                                                                                          1,987,596
                                                                                    ---------------
             TEXTILES (0.1%)
       200   Far Eastern Textile (Taiwan)................      4.00       10/07/06          236,750
                                                                                    ---------------
             TRANSPORTATION - INTERNATIONAL (0.5%)
     1,651   Consorcio G Grupo Dina S.A. de C.V.
             (Mexico)....................................      8.00       08/08/04        1,122,680
                                                                                    ---------------

             TOTAL CONVERTIBLE BONDS
             (IDENTIFIED COST $138,135,816).......................................      137,623,659
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             NON-CONVERTIBLE BONDS (0.7%)
             OIL & GAS (0.1%)
 $      70   SFP Pipeline Holdings, Inc..................     11.16  %    08/15/10  $        85,400
                                                                                    ---------------
             RESTAURANTS (0.6%)
     2,500   Flagstar Corp...............................     11.375      09/15/03        1,512,500
                                                                                    ---------------

             TOTAL NON-CONVERTIBLE BONDS
             (IDENTIFIED COST $2,541,700).........................................        1,597,900
                                                                                    ---------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $140,677,516).......................................      139,221,559
                                                                                    ---------------

 NUMBER OF
  SHARES                                                                                    VALUE
------------------------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED STOCKS (18.5%)
             AUTO PARTS (0.4%)
     1,300   Federal Mogul Corp. (Series D) $3.875 - 144A**..........................           79,300
    66,600   Mascotech, Inc. $1.20...................................................          949,050
                                                                                       ---------------
                                                                                             1,028,350
                                                                                       ---------------
             BANKS (0.8%)
    40,000   BCP International Bank, Ltd. (Series A) (Portugal) $4.00................        1,985,000
                                                                                       ---------------
             BIOTECHNOLOGY (0.4%)
    63,500   Gensia, Inc. $3.75 - 144A**.............................................        1,016,000
                                                                                       ---------------
             CABLE/CELLULAR (0.5%)
    30,000   TCI Communications, Inc. (Series A) $2.125..............................        1,196,250
                                                                                       ---------------
             CHEMICALS (0.1%)
     1,700   Occidental Petroleum Corp. $3.875 - 144A**..............................           96,475
     3,300   Occidental Petroleum Corp. (Series A) $3.00.............................          193,875
                                                                                       ---------------
                                                                                               290,350
                                                                                       ---------------
             FINANCIAL SERVICES (0.1%)
     1,700   Advanta Corp. $2.50.....................................................           72,250
     2,000   Merrill Lynch & Co., Inc. $3.12.........................................          122,000
                                                                                       ---------------
                                                                                               194,250
                                                                                       ---------------
             FOODS (0.5%)
    30,000   Chiquita Brands International, Inc. (Series A) $2.875...................        1,271,250
                                                                                       ---------------
             INSURANCE (2.0%)
    40,000   American Bankers Insurance Group, Inc. (Series B) $3.125................        2,360,000
    40,000   PennCorp Financial Group, Inc. $3.50 - 144A**...........................        2,280,000
                                                                                       ---------------
                                                                                             4,640,000
                                                                                       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 NUMBER OF
  SHARES                                                                                    VALUE
------------------------------------------------------------------------------------------------------
             MEDIA GROUP (1.0%)
   240,000   Triathlon Broadcasting Co. $0.95........................................  $     2,460,000
                                                                                       ---------------
             OIL & GAS (3.0%)
   120,000   Callon Petroleum Co. (Series A) $2.125..................................        4,080,000
    40,000   ENRON Corp. $1.36.......................................................          950,000
    30,000   NorAm Financing I $3.125................................................        1,841,250
                                                                                       ---------------
                                                                                             6,871,250
                                                                                       ---------------
             PAPER & FOREST PRODUCTS (0.1%)
     2,200   International Paper Capital Trust $2.625 - 144A**.......................          105,325
                                                                                       ---------------
             POLLUTION CONTROL (0.1%)
     4,000   Browning-Ferris Industries, Inc. $2.58..................................          114,000
                                                                                       ---------------
             PUBLISHING (1.5%)
    27,000   Golden Books Financing Trust $4.375 - 144A**............................        1,520,451
   165,000   Hollinger International, Inc. $0.951....................................        1,835,625
     1,400   Houghton Mifflin Co. $4.08..............................................          135,800
                                                                                       ---------------
                                                                                             3,491,876
                                                                                       ---------------
             REAL ESTATE (0.8%)
    35,000   Catellus Development Corp. (Series B) $3.625 - 144A**...................        1,903,125
                                                                                       ---------------
             REAL ESTATE INVESTMENT TRUST (1.7%)
   151,100   FelCor Suite Hotels, Inc. (Series A) $1.95..............................        3,928,600
                                                                                       ---------------
             STEEL (1.7%)
    45,000   WHX Corp. (Series A) $3.25..............................................        1,873,125
    49,000   WHX Corp. (Series B) $3.75..............................................        2,002,875
                                                                                       ---------------
                                                                                             3,876,000
                                                                                       ---------------
             TELECOMMUNICATIONS (2.2%)
    70,000   General Datacomm Industries, Inc. $2.25 - 144A**........................        1,754,410
    48,000   Globalstar Telecommunications $3.25 - 144A**............................        2,280,000
    35,000   Sprint Corp. $2.63......................................................        1,225,000
                                                                                       ---------------
                                                                                             5,259,410
                                                                                       ---------------
             TOYS (1.5%)
   575,500   Tyco Toys, Inc. (Series C) $0.413.......................................        3,596,875
                                                                                       ---------------
             WHOLESALE DISTRIBUTOR (0.1%)
     1,300   Alco Standard Corp. $5.04...............................................          118,300
                                                                                       ---------------

             TOTAL CONVERTIBLE PREFERRED STOCKS
             (IDENTIFIED COST $39,390,610)...........................................       43,346,211
                                                                                       ---------------

             COMMON STOCKS (7.3%)
             AIR TRANSPORT (0.1%)
     2,345   Delta Air Lines, Inc....................................................          168,840
                                                                                       ---------------
             AUTO PARTS (0.5%)
    79,200   Mascotech, Inc..........................................................        1,128,600
                                                                                       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 NUMBER OF
  SHARES                                                                                    VALUE
------------------------------------------------------------------------------------------------------
             CABLE/CELLULAR (0.2%)
    40,000   Centennial Cellular Corp................................................  $       530,000
                                                                                       ---------------
             DRUGS (0.1%)
    20,000   Bindley Western Industries, Inc.........................................          350,000
                                                                                       ---------------
             ENTERTAINMENT/GAMING (1.4%)
   861,328   Alliance Gaming Corp....................................................        3,229,980
                                                                                       ---------------
             HEALTHCARE (0.5%)
    50,000   Integrated Health Services, Inc.........................................        1,262,500
                                                                                       ---------------
             MANUFACTURING (0.1%)
     4,982   Fisher Scientific International, Inc....................................          205,508
                                                                                       ---------------
             MEDICAL PRODUCTS & SUPPLIES (0.5%)
    60,000   Neuromedical Systems, Inc.*.............................................        1,117,500
                                                                                       ---------------
             POLLUTION CONTROL (0.4%)
   122,000   OHM Corp.*..............................................................          960,750
                                                                                       ---------------
             REAL ESTATE INVESTMENT TRUST (1.7%)
    75,000   American General Hospitality Corp.......................................        1,425,000
    48,100   Avalon Properties, Inc..................................................        1,118,325
    30,000   Cali Realty Corp........................................................          813,750
    16,400   Urban Shopping Centers, Inc.............................................          399,750
                                                                                       ---------------
                                                                                             3,756,825
                                                                                       ---------------
             RESTAURANTS (0.7%)
   100,000   Brinker International, Inc.*............................................        1,700,000
                                                                                       ---------------
             RETAIL (0.2%)
    35,000   Michaels Stores, Inc.*..................................................          507,500
                                                                                       ---------------
             TELECOMMUNICATIONS (0.6%)
    30,000   BCE, Inc. (Canada)......................................................        1,282,500
     6,231   General Instrument Corp.*...............................................          154,217
                                                                                       ---------------
                                                                                             1,436,717
                                                                                       ---------------
             TRANSPORTATION (0.3%)
    40,000   Team Rental Group, Inc.*................................................          730,000
                                                                                       ---------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $16,332,011)...........................................       17,084,720
                                                                                       ---------------

 NUMBER OF                                                              EXPIRATION
 WARRANTS                                                                  DATE           VALUE
----------------------------------------------------------------------------------------------------
             WARRANT (0.0%)
             TELECOMMUNICATIONS
    45,000   Audiovox Corp.* - 144A** (Identified Cost $0)............     03/15/01           56,250
                                                                                     ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (10.5%)
             COMMERCIAL PAPER (a) (5.5%)
             AUTOMOTIVE - FINANCE (1.7%)
 $   3,900   Ford Motor Credit Co........................      5.31  %  10/03/96..  $     3,898,849
                                                                                    ---------------
             CHEMICALS (1.7%)
     4,000   Du Pont (E.I.) de Nemours & Co., Inc........      5.388    10/04/96..        3,998,207
                                                                                    ---------------
             ENTERTAINMENT (2.1%)
     5,000   Walt Disney Co..............................      5.05     10/01/96..        5,000,000
                                                                                    ---------------

             TOTAL COMMERCIAL PAPER
             (AMORTIZED COST $12,897,056).........................................       12,897,056
                                                                                    ---------------

             REPURCHASE AGREEMENT (5.0%)
    11,682   The Bank of New York (dated 09/30/96;
             proceeds $11,684,007; collateralized by
             $11,670,451 U.S. Treasury Note 5.625% due
             10/31/97 valued at $11,916,032) (Identified
             Cost $11,682,384)...........................      5.00     10/01/96..       11,682,384
                                                                                    ---------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $24,579,440)........................................       24,579,440
                                                                                    ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $220,979,577) (B)...........       95.7%   224,288,180

CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES..................................        4.3     10,046,026
                                                   -----   ------------

NET ASSETS...................................      100.0%  $234,334,206
                                                   -----   ------------
                                                   -----   ------------

---------------------
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $11,991,694 and the aggregate gross unrealized depreciation was $8,683,091, resulting in net unrealized appreciation of $3,308,603.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

ASSETS:
Investments in securities, at value
  (identified cost $220,979,577)............................  $ 224,288,180
Cash........................................................      9,812,251
Receivable for:
    Interest................................................      1,823,016
    Investments sold........................................        641,875
    Shares of beneficial interest sold......................        468,023
    Dividends...............................................        295,102
Prepaid expenses............................................         39,148
                                                              -------------

     TOTAL ASSETS...........................................    237,367,595
                                                              -------------

LIABILITIES:
Payable for:
    Investments purchased...................................      1,750,000
    Shares of beneficial interest repurchased...............        727,233
    Plan of distribution fee................................        190,520
    Investment management fee...............................        114,312
    Dividends to shareholders...............................        107,695
Accrued expenses............................................        143,629
                                                              -------------

     TOTAL LIABILITIES......................................      3,033,389
                                                              -------------

NET ASSETS:
Paid-in-capital.............................................    582,151,590
Net unrealized appreciation.................................      3,308,603
Accumulated undistributed net investment income.............      4,914,784
Accumulated net realized loss...............................   (356,040,771)
                                                              -------------

     NET ASSETS.............................................  $ 234,334,206
                                                              -------------
                                                              -------------

NET ASSET VALUE PER SHARE,
  18,422,346 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $12.72
                                                              -------------
                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1996

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $10,804,205
Dividends (net of $8,958 foreign withholding tax)...........    2,916,746
                                                              -----------

     TOTAL INCOME...........................................   13,720,951
                                                              -----------

EXPENSES
Plan of distribution fee....................................    2,057,104
Investment management fee...................................    1,234,262
Transfer agent fees and expenses............................      373,604
Professional fees...........................................       81,464
Shareholder reports and notices.............................       53,986
Custodian fees..............................................       27,197
Registration fees...........................................       24,311
Trustees' fees and expenses.................................       16,451
Other.......................................................       18,564
                                                              -----------

     TOTAL EXPENSES.........................................    3,886,943
                                                              -----------

     NET INVESTMENT INCOME..................................    9,834,008
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................   13,199,408
Net change in unrealized appreciation.......................    5,765,842
                                                              -----------

     NET GAIN...............................................   18,965,250
                                                              -----------

NET INCREASE................................................  $28,799,258
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                              SEPTEMBER 30, 1996   SEPTEMBER 30, 1995
-----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................     $  9,834,008         $  9,380,335
Net realized gain...........................................       13,199,408           10,976,243
Net change in unrealized appreciation.......................        5,765,842            2,262,729
                                                              ------------------   ------------------

     NET INCREASE...........................................       28,799,258           22,619,307

Dividends from net investment income........................      (10,327,902)          (8,166,179)
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................       30,464,485          (19,449,807)
                                                              ------------------   ------------------

     TOTAL INCREASE (DECREASE)..............................       48,935,841           (4,996,679)

NET ASSETS:
Beginning of period.........................................      185,398,365          190,395,044
                                                              ------------------   ------------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $4,914,784 AND $5,408,228, RESPECTIVELY)................     $234,334,206         $185,398,365
                                                              ------------------   ------------------
                                                              ------------------   ------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Convertible Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund was organized as a Massachusetts business trust on May 21, 1985 and commenced operations on October 31, 1985.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange or other domestic or foreign exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996, CONTINUED

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.60% to the portion of daily net assets not exceeding $750 million; 0.55% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.50% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.475% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.425% to the portion of daily net assets exceeding $3 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996, CONTINUED

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by the investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $71,800,910 at September 30, 1996. Of this amount, $1,471,908 represents excess distribution expenses of TCW/DW Global Convertible Trust, the net assets of which were combined with those of the Fund on December 22, 1995 pursuant to an Agreement and Plan of Reorganization.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996, CONTINUED

The Distributor has informed the Fund that for the year ended September 30, 1996, it received approximately $145,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $309,357,627 and $305,835,298, respectively.

For the same period, the Fund incurred brokerage commissions of $11,922 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $30,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,286. At September 30, 1996, the Fund had an accrued pension liability of $49,151 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        SEPTEMBER 30, 1996            SEPTEMBER 30, 1995
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    6,348,274   $   78,466,531     2,692,941   $ 29,337,865
Reinvestment of dividends........................................      715,417        8,632,934       648,602      6,920,932
Shares issued in connection with the acquisition of TCW/DW Global
 Convertible Trust (Note 6)......................................    1,665,682       19,179,898       --             --
                                                                   -----------   --------------   -----------   ------------
                                                                     8,729,373      106,279,363     3,341,543     36,258,797
Repurchased......................................................   (6,193,018)     (75,814,878)   (5,171,631)   (55,708,604)
                                                                   -----------   --------------   -----------   ------------
Net increase (decrease)..........................................    2,536,355   $   30,464,485    (1,830,088)  $(19,449,807)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996, CONTINUED

6. ACQUISITION OF TCW/DW GLOBAL CONVERTIBLE TRUST

As of the close of business on December 22, 1995, the Fund acquired all the net assets of TCW/DW Global Convertible Trust ("Global Convertible") pursuant to a plan of reorganization approved by the shareholders of Global Convertible on December 19, 1995. The acquisition was accomplished by a tax-free exchange of 1,665,682 shares of the Fund at a net asset value of $11.52 for 1,811,960 shares of Global Convertible. The net assets of the Fund and Global Convertible immediately before the acquisition were $181,407,832 and $19,179,898, respectively, including unrealized depreciation of $1,047,150 and distributions in excess of net realized gains of $4,600. Immediately after the acquisition, the combined net assets of the Fund amounted to $200,587,730.

7. FEDERAL INCOME TAX STATUS

During the year ended September 30, 1996, the Fund utilized approximately $15,672,000 of its net capital loss carryover. At September 30, 1996, the Fund had a net capital loss carryover of approximately $352,695,000 to offset future capital gains to the extent provided by regulations through September 30 of the following years:

            AMOUNTS IN THOUSANDS
---------------------------------------------
  1997     1998     1999     2000     TOTAL
--------  -------  -------  -------  --------
$207,480  $36,349  $46,135  $62,731  $352,695
--------  -------  -------  -------  --------
--------  -------  -------  -------  --------

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $2,373,000 during fiscal 1996.

As of September 30, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE YEAR ENDED SEPTEMBER 30
                                ---------------------------------------------------------------------------------------
                                 1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
-----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value, beginning of
 period.......................  $11.67   $10.75   $10.62   $8.92    $8.67    $7.65    $9.68    $8.63    $12.42   $11.22
                                ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

Net investment income.........   0.55     0.60     0.42     0.37     0.34     0.37     0.46     0.48     0.38     0.48
Net realized and unrealized
 gain (loss)..................   1.12     0.82     0.11     1.67     0.15     1.05    (2.06)    1.20    (2.87)    1.59
                                ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

Total from investment
 operations...................   1.67     1.42     0.53     2.04     0.49     1.42    (1.60)    1.68    (2.49)    2.07
                                ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

Less dividends and
 distributions from:
  Net investment income.......  (0.62)   (0.50)   (0.40)   (0.34)   (0.24)   (0.40)   (0.43)   (0.63)   (0.23)   (0.46)
  Net realized gain...........   --       --       --       --       --       --       --       --      (1.07)   (0.41)
                                ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

Total dividends and
 distributions................  (0.62)   (0.50)   (0.40)   (0.34)   (0.24)   (0.40)   (0.43)   (0.63)   (1.30)   (0.87)
                                ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

Net asset value, end of
 period.......................  $12.72   $11.67   $10.75   $10.62   $8.92    $8.67    $7.65    $9.68    $8.63    $12.42
                                ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

TOTAL INVESTMENT RETURN+......  14.70 %  13.68 %   5.02 %  23.22 %   5.69 %  18.93 %  (16.93)% 20.20 %  (19.79)% 19.21 %

RATIOS TO AVERAGE NET ASSETS:
Expenses......................   1.89 %   1.96 %   1.93 %   1.93 %   1.92 %   1.92 %   1.88 %   1.76 %   1.79 %   1.62 %

Net investment income.........   4.78 %   5.24 %   3.68 %   3.44 %   3.43 %   4.34 %   4.96 %   4.93 %   3.87 %   3.85 %

SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions.....................   $234     $185     $190     $208     $218     $297     $413     $822    $1,073   $2,029

Portfolio turnover rate.......    171 %    138 %    184 %    221 %    145 %    133 %     92 %    167 %    472 %    572 %

Average commission rate
 paid.........................  $0.0581   --       --       --       --       --       --       --       --       --

---------------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

                       SEE NOTES TO FINANCIAL STATEMENTS